The Rushmore Fund, Inc.

U.S. Government Bond Portfolio

Supplement dated November 1, 2001 to the
Prospectus and Statement of Additional Information dated January 1, 2001

Investment Subadviser. Pursuant to an interim investment sub-advisory agreement dated November 1, 2001 (the "Subadvisory Agreement"), the Adviser retains Bradford & Marzec, Inc. ("BMI"), 333 South Hope Street, Suite 4050, Los Angeles, California 90071, as investment subadviser to The Rushmore Fund, Inc. In this capacity, subject to the supervision of the Adviser and the Board of Directors, BMI directs the investment of the assets of the Rushmore U.S. Government Bond Portfolio (the "Fund"), the sole series of The Rushmore Fund, Inc., continually conducts investment research and supervision for the Fund, and is responsible for the purchase and sale of the Fund's investments. For these services, the Adviser (and not the Fund) pays BMI a fee out of the Adviser's advisory fee.

The Subadvisory Agreement was approved by the Fund's Board of Directors at a meeting held on October 26, 2001, and is effective for a maximum of 150 days. A permanent investment subadvisory agreement, substantially identical to the Subadvisory Agreement, must be approved by a majority vote of the Fund's shareholders at a meeting called for such purpose. The Subadvisory Agreement will terminate automatically upon approval of a permanent investment subadvisory agreement.

The Subadvisory Agreement is also terminable at any time on 30 days prior written notice by either party thereto, by vote of a majority of the outstanding shares of the Fund, or by vote of the Board of Directors. The Subadvisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940, as amended.

BMI was formed in 1984 and manages approximately $8 billion in assets for foundations and endowments, institutional pension funds, and Taft-Hartley accounts. BMI specializes in the management of domestic and foreign fixed income portfolios. Edward T. Bradford and Zelda Marzec are the Principals and Senior Portfolio Managers of the Subadviser. Mr. Bradford and Patrice Milton-Blue, Vice President of BMI, will serve as the portfolio managers of the Fund.